UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2007

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BROADCASTER, INC.

(Exact name of registrant as specified in its charter)

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California	0-15949	94-2862863
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9201 Oakdale Avenue, Suite 200

Chatsworth, CA 91311

(Address of Principal Executive Office) (Zip Code)

(818) 206-9274

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On March 16, 2007, the Audit Committee of the Board of Directors of Broadcaster, Inc. (the “Company”) appointed Choi, Kim & Park, LLP as the new independent registered public accounting firm to the Company in place of Burr, Pilger & Mayer LLP (“BPM”). BPM’s reports on the financial statements of the Company of the fiscal years ended June 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with BPM to report in response to Item 304(a) of Regulation S-B.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16	Letter on change in certifying accountant (1)

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(1)

To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADCASTER, INC.

By:	/s/ MARTIN R. WADE, III
Martin R. Wade, III Chief Executive Officer

Date:  March 22, 2007

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